                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                   -------------------------------------

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d)

                   OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (date of earliest event report)                     15-May-97
  ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed Series 1997-1

                      Trans-World Insurance Company
                      -----------------------------
                             ClassNotes Inc.
-------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)

  New Jersey
  ----------
  Arizona                      333-18877-01                 Applied For
  -------                      ------------                 -----------

  State or other               (Commission                 (IRS Employer
  jurisdiction of              File Number)                 ID Number)
  incorporation)

2840  Morris  Avenue,  Union,  New  Jersey    07083
-------------------------------------------------------------------------------
(Address of principal executive officer)

  Regristrant's Telephone Number,                             908-686-2000
                                                        -----------------------
  including area code:

                                   n/a
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5           Other Events
                         ------------

Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2 and Class A-3 Noteholders with respect to the following Distribution Dates:


A-1..................................................................19-May-97
                                                                     27-May-97

A-2..................................................................15-May-97

A-3..................................................................21-May-97



        Item 7           Financial Statements and Exhibits
                         ---------------------------------

The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Trans-World Insurance Co.

                                            By:  \s\ Harry Puglisi
                                            ----------------------
                                            Name: Harry Puglisi
                                              Title:  Treasurer


Dated:  May 28, 1997

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997 - I

  Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing
    Agreement
  CLASS A-1              Determination Date                        05/13/97
  Cusip #  182743-AG9    Distribution Date                         05/19/97
                         Record Date                               05/15/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                               0.00
              Per $50,000 original principal amount of the Notes        0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                         103,436.67
              Per $50,000 original principal amount of the Notes       55.611111


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                              0.00
               Per $50,000 original principal amount of the Notes       0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                              0.00
               Per $50,000 original principal amount of the Notes       0.000000

(iv)   Pool Balance at end of preceding Collection Period         260,496,018.85


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

               CLASS A-1 NOTES                                     93,000,000.00

(vi)   Applicable Interest Rate:
             (a)   In general:
                   1.  Auction Rate for the prior Interest Period:

                            CLASS A-1 NOTES
                                PERIOD 1                               5.650000%
                                PERIOD 2                               5.750000%
                                PERIOD 3                               5.740000%
                              CURRENT RATE   (Based on Auction)        5.720000%


                   2.  NET LOAN RATE
                         PERIOD 1                                      6.635000%
                         PERIOD 2                                      6.788000%
                         PERIOD 3                                      6.820000%

                (b) Amount of Interest that would have been paid
                    on such Note Distribution Date if Interest was
                    calculated instead based on the Net Loan Rate     123,328.33

(vii)  (a) Service Fee for related Collection Period  (Pro Rata)       28,817.53
                  Per $50,000 original principal amount of the Notes   15.493296

       (b) Service Fee Carryover for related Collection Period
           1.  Distributed                                                  0.00
                  Per $50,000 original principal amount of the Notes    0.000000

           2.  Remaining Balance                                            0.00
                  Per $50,000 original principal amount of the Notes    0.000000


(viii) Amount of Fees for related Collection Period:

           1.  Administration Fee  (Pro Rata)                           1,162.50
                  Per $50,000 original principal amount of the Notes    0.625000

           2.  Auction Agent Fee  (Pro Rata)                           20,731.25
                  Per $50,000 original principal amount of the Notes   11.145833

           3.  Indenture Trustee Fee  (Pro Rata)                            0.00
                  Per $50,000 original principal amount of the Notes    0.000000

           4.  Eligible Lender Trustee Fee  (Pro Rata)                  1,295.99
                  Per $50,000 original principal amount of the Notes    0.696768

           5.  Surety Provider Fee  (Pro Rata)                          6,200.00
                  Per $50,000 original principal amount of the Notes    3.333333

(ix)  Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
      Surety Bond                                                           0.00

(x)   Aggregate amount of Realized losses for the related Collection
      period                                                                0.00

(xi)  Aggregate amount received with respect to Financed Student
      Loans for which Realized Losses were allocated previously             0.00

(xii) (a) Amount of the distribution attributable to amounts
          in the Reserve Account                                            0.00

      (b) Amount of any other withdrawals from the Reserve
          Account for such Distribution Date                                0.00

      (c) Amount in the Reserve Account                                     0.00

(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                           0.00

(xiv) (a) Portion (if any) of the distribution attributable to amounts
          on deposit in the Pre-Funding Account                             0.00

      (b) Amount in the Pre-Funding Account                        24,652,323.18


(xv) Aggregate amount (if any) paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding collection
      period                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                          0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                 0.00

(xvii) Aggregate amount (if any) paid for Financed Student Loans during
       the preceding collection period.                                     0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60 days   985,099.76
            Delinquent

        (b) Number of Financed Student Loans that are 61 to 90 days    75,053.14
            Delinquent

        (c) Number of Financed Student Loans that are 91 to 180 days   23,628.31
            Delinquent

        (d) Number of Financed Student Loans that are more than 181         0.00
            days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                           19,489.00

(xix) Parity Percentage              Numerator    298,460,034.93
                                                  --------------
      as of     03/31/97           Denominator    297,067,758.23         100.47%

(xx)  Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
      Student Holdings)                                                     0.00

(xxi) Amount of Additional Principal Payments, if any, made on
      such Distribution Date                                                0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
            Harry Puglisi
              Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997 - I

   Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing
     Agreement
   CLASS A-1             Determination Date               05/20/97
Cusip # 182743-AG9       Distribution Date                05/27/97
                         Record Date                      05/22/97
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

           CLASS A-1 NOTES                                                  0.00
           Per $50,000 original principal amount of the Notes           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

           CLASS A-1 NOTES                                            116,766.67
           Per $50,000 original principal amount of the Notes          62.777778


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

             CLASS A-1 NOTES                                                0.00
             Per $50,000 original principal amount of the Notes         0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

             CLASS A-1 NOTES                                                0.00
             Per $50,000 original principal amount of the Notes         0.000000


(iv)   Pool Balance at end of preceding Collection Period         257,496,772.35


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

             CLASS A-1 NOTES                                       90,100,000.00

(vi)   Applicable Interest Rate:
         (a)   In general:
               1. Auction Rate for the prior Interest Period:

                         CLASS A-1 NOTES
                             PERIOD 1                                  5.750000%
                             PERIOD 2                                  5.740000%
                             PERIOD 3                                  5.720000%
                           CURRENT RATE  (Based on Auction)            5.650000%


               2. NET LOAN RATE
                                  PERIOD 1                             6.635000%
                                  PERIOD 2                             6.788000%
                                  PERIOD 3                             6.820000%

          (b)   Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate         140,946.67

(vii) (a) Service Fee for related Collection Period  (Pro Rata)        27,801.19
          Per $50,000 original principal amount of the Notes           14.946876

      (b) Service Fee Carryover for related Collection Period
          1.  Distributed                                                   0.00
          Per $50,000 original principal amount of the Notes            0.000000

          2.  Remaining Balance                                             0.00
          Per $50,000 original principal amount of the Notes            0.000000


(viii) Amount of Fees for related Collection Period:

          1.  Administration Fee  (Pro Rata)                            1,162.50
          Per $50,000 original principal amount of the Notes            0.625000

          2.  Auction Agent Fee  (Pro Rata)                            21,422.29
          Per $50,000 original principal amount of the Notes           11.517361

          3.  Indenture Trustee Fee  (Pro Rata)                             0.00
          Per $50,000 original principal amount of the Notes            0.000000

          4.  Eligible Lender Trustee Fee  (Pro Rata)                   1,295.99
          Per $50,000 original principal amount of the Notes            0.696768

          5.  Surety Provider Fee  (Pro Rata)                           6,406.67
          Per $50,000 original principal amount of the Notes            3.444444

(ix)   Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
       Surety Bond                                                          0.00

(x)    Aggregate amount of Realized losses for the related Collection
       period                                                               0.00

(xi)   Aggregate amount received with respect to Financed Student
       Loans for which Realized Losses were allocated previously            0.00

(xii)  (a)  Amount of the distribution attributable to amounts
            in the Reserve Account                                          0.00

       (b)  Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                              0.00

       (c)  Amount in the Reserve Account                                   0.00



(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                           0.00

(xiv)  (a)  Portion (if any) of the distribution attributable to amounts on
            deposit in the Pre-Funding Account                              0.00

       (b)  Amount in the Pre-Funding Account                      24,652,323.18

(xv) Aggregate amount (if any) paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding collection
       period                                                               0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                       (a) CLASS A-1 NOTES                                  0.00
                       (b) CLASS A-1 NOTES (Only if Class___ Notes
                       have been paid in full)                              0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                    0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30           1,102,590.97
             to 60 days Delinquent

        (b)  Number of Financed Student Loans that are 61             433,351.88
             to 90 days Delinquent

        (c)  Number of Financed Student Loans that are 91              70,058.31
             to 180 days Delinquent

        (d)  Number of Financed Student Loans that are                      0.00
             more than 181 days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                          19,489.21

(xix)   Parity Percentage            Numerator    299,563,268.13
                                                  --------------
        as of     #####            Denominator    299,402,722.72         100.05%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount of
        such loans (such excess to be distributed to
        Student Holdings)                                               1,773.67

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
              Harry Puglisi
              Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================

     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing
       Agreement
     CLASS A-2                Determination Date               05/15/97
Cusip #  182743-AH7           Distribution Date                05/21/97
                              Record Date                      05/19/97
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

           CLASS A-2 NOTES                                                  0.00
           Per $50,000 original principal amount of the Notes           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

           CLASS A-2 NOTES                                            412,300.00
           Per $50,000 original principal amount of the Notes         221.666667


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

             CLASS A-2 NOTES                                                0.00
             Per $50,000 original principal amount of the Notes         0.000000


       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

             CLASS A-2 NOTES                                                0.00
             Per $50,000 original principal amount of the Notes         0.000000


(iv)   Pool Balance at end of preceding Collection Period         260,496,018.85


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

            CLASS A-2 NOTES                                        93,000,000.00

(vi)   Applicable Interest Rate:
          (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                               CLASS A-2 NOTES
                                  PERIOD 1                             0.000000%
                                  PERIOD 2                             5.400000%
                                  PERIOD 3                             5.800000%
                                CURRENT RATE   (Based on Auction)      5.700000%


                 2.  NET LOAN RATE

                                    MONTH 1                            6.635000%
                                    MONTH 2                            6.788000%
                                    MONTH 3                            6.820000%

          (b)   Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate         493,313.33

(vii)   (a)  Service Fee for related Collection Period  (Pro Rata)     28,817.53
             Per $50,000 original principal amount of the Notes        15.493296

        (b)  Service Fee Carryover for related Collection Period
             1.  Distributed                                                0.00
             Per $50,000 original principal amount of the Notes         0.000000

             2.  Remaining Balance                                          0.00
             Per $50,000 original principal amount of the Notes         0.000000


(viii)  Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                         1,162.50
             Per $50,000 original principal amount of the Notes         0.625000

             2.  Auction Agent Fee  (Pro Rata)                         20,731.25
             Per $50,000 original principal amount of the Notes        11.145833

             3.  Indenture Trustee Fee  (Pro Rata)                          0.00
             Per $50,000 original principal amount of the Notes         0.000000

             4.  Eligible Lender Trustee Fee  (Pro Rata)                1,295.99
             Per $50,000 original principal amount of the Notes         0.696768

             5.  Surety Provider Fee  (Pro Rata)                        6,200.00
             Per $50,000 original principal amount of the Notes         3.333333

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                          0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                           0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                0.00

(xii)   (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                         0.00

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                             0.00

        (c)  Amount in the Reserve Account                                  0.00

(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00



(xiv)   (a)  Portion (if any) of the distribution attributable to
             amounts on deposit in the Pre-Funding Account                  0.00

        (b)  Amount in the Pre-Funding Account                     24,652,323.18

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
        collection period                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                          0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                  0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                    0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to        985,099.76
               60 days Delinquent

          (b)  Number of Financed Student Loans that are 61 to         75,053.14
               90 days Delinquent

          (c)  Number of Financed Student Loans that are 91 to         23,628.31
               180 days Delinquent

          (d)  Number of Financed Student Loans that are more              0.00
               than 181 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                        19,489.00

(xix)   Parity Percentage         Numerator    298,460,034.93
                                               --------------
        as of     03/31/97      Denominator    297,067,758.23            100.47%

(xx)    Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the
        aggregate Purchase amount of such loans (such excess to be
        distributed to Student Holdings)                                    0.00

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00



The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
Harry Puglisi
Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

===============================================================================
                           CLASSNOTES TRUST 1997 - I

   Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing
     Agreement
   CLASS A-3                Determination Date                 05/21/97
Cusip #  182743-AJ3         Distribution Date                  05/28/97
                            Record Date                        05/26/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                 CLASS A-3 NOTES                                            0.00
                 Per $50,000 original principal amount of the Notes     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                 CLASS A-3 NOTES                                      421,166.67
                 Per $50,000 original principal amount of the Notes   221.666667


(iii)    (A)  Amount of Noteholders' Auction Rate
              Interest Carryover being paid or distributed in respect of the Notes

                 CLASS A-3 NOTES                                            0.00
                 Per $50,000 original principal amount of the Notes     0.000000

         (B)  Remaining Amount of Noteholders' Auction
              Rate Interest Carryover to be paid or distributed in respect of the Notes

                 CLASS A-3 NOTES                                            0.00
                 Per $50,000 original principal amount of the Notes     0.000000


(iv)    Pool Balance at end of preceding Collection Period        257,496,772.35


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                 CLASS A-3 NOTES                                   95,000,000.00

(vi)    Applicable Interest Rate:
          (a)  In general:
               1.  Auction Rate for the prior Interest Period:

                           CLASS A-3 NOTES
                              PERIOD 1                                 0.000000%
                              PERIOD 2                                 5.500000%
                              PERIOD 3                                 5.700000%
                            CURRENT RATE     (Based on Auction)        5.700000%


               2.  NET LOAN RATE

                                    MONTH 1                            0.000000%
                                    MONTH 2                            6.788000%
                                    MONTH 3                            6.820000%

          (b)   Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate         503,922.22

(vii)   (a)  Service Fee for related Collection Period  (Pro Rata)     28,399.06
             Per $50,000 original principal amount of the Notes        14.946874

        (b)  Service Fee Carryover for related Collection Period
             1.  Distributed                                                0.00
             Per $50,000 original principal amount of the Notes         0.000000

             2.  Remaining Balance                                          0.00
             Per $50,000 original principal amount of the Notes         0.000000


(viii)  Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                         1,187.50
             Per $50,000 original principal amount of the Notes         0.625000

             2.  Auction Agent Fee  (Pro Rata)                         21,882.99
             Per $50,000 original principal amount of the Notes        11.517361

             3.  Indenture Trustee Fee  (Pro Rata)                          0.00
             Per $50,000 original principal amount of the Notes         0.000000

             4.  Eligible Lender Trustee Fee  (Pro Rata)                1,323.86
             Per $50,000 original principal amount of the Notes         0.696768

             5.  Surety Provider Fee  (Pro Rata)                        6,544.44
             Per $50,000 original principal amount of the Notes         3.444444

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                          0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                           0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                0.00

(xii)   (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                         0.00

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                             0.00

        (c)  Amount in the Reserve Account                                  0.00

(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00



(xiv)   (a) Portion (if any) of the distribution attributable to
            amounts on deposit in the Pre-Funding Account                   0.00

        (b) Amount in the Pre-Funding Account                      24,652,323.18

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
        collection period                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                         0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                 0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                    0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to        1,102,590.97
             60 days Delinquent

        (b)  Number of Financed Student Loans that are 61 to          433,351.88
             90 days Delinquent

        (c)  Number of Financed Student Loans that are 91 to           70,058.31
             180 days Delinquent

        (d)  Number of Financed Student Loans that are more                 0.00
             than 181 days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                          19,489.21

(xix)   Parity Percentage          Numerator    299,563,268.13
                                                --------------
        as of   04/30/97         Denominator    299,402,722.72           100.05%

(xx)    Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
        Student Holdings)                                               1,773.67

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00



The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
Harry Puglisi
Treasurer